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                            [STAGECOACH FUNDS LOGO]

                         ------------------------------

                                   PROSPECTUS

                         ------------------------------

                       TREASURY MONEY MARKET MUTUAL FUND

                                    CLASS E


                                 MARCH 24, 1997

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                              STAGECOACH FUNDS(R)


                       TREASURY MONEY MARKET MUTUAL FUND

                                 CLASS E SHARES

  Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about Class E shares offered by one fund of the Stagecoach Family of Funds -- the TREASURY MONEY MARKET MUTUAL FUND (the "Fund").

  The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to seek its objective by investing its assets only in obligations issued or guaranteed by the U.S. Treasury and in notes or other instruments collateralized or secured by such obligations.

  AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated March 24, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-260-5969.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND PROVIDES THE FUNDS WITH CERTAIN OTHER SERVICES FOR WHICH IT IS COMPENSATED. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUNDS' SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR.


                        PROSPECTUS DATED MARCH 24, 1997


                                                                      PROSPECTUS
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                               TABLE OF CONTENTS

                                    -------

PROSPECTUS SUMMARY                           1

SUMMARY OF FUND EXPENSES                     3

HOW THE FUND WORKS                           5

THE FUND AND MANAGEMENT                      9

INVESTING IN THE FUND                       10

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS     14

MANAGEMENT AND SERVICING FEES               15

TAXES                                       19

PROSPECTUS APPENDIX -- ADDITIONAL
  INVESTMENT POLICIES                      A-1

                                    PROSPECTUS

                               PROSPECTUS SUMMARY

  The Fund provides investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides summary information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI.

Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to seek its objective by investing its assets only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?

A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Risk Factors" in this Prospectus and "Additional Investment Activities" in the SAI for further information about Fund Investments and related risks.

Q. WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank, as the Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Fund with administrative, transfer agency, dividend disbursing agency and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and selling agent for the Fund. See "The Fund and Management" and "Management and Servicing Fees" for further information.


Q. HOW DO I INVEST?

A. Qualified investors may invest by purchasing Class E shares of the Fund at the net asset value per share without a sales charge (" NAV"). Qualified investors include certain customers of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through the

                                        1                             PROSPECTUS
customer's account with the Institution under the terms of the customer's account agreement with the Institution. Investors wishing to purchase a Fund's Class E shares should contact their account representatives. Investors are not subject to minimum initial or subsequent purchase amount requirements. See "Investing in the Funds" for additional information.

Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?


A. Dividends are declared daily and distributed monthly and any capital gains are distributed at least annually. All distributions may be reinvested in additional Class E shares of the Fund at NAV or received in cash. See "Dividend and Capital Gain Distributions" for additional information.


Q. HOW MAY I REDEEM SHARES?

A. You may redeem shares at NAV, without charge by the Company. Class E shares held by an Institution on behalf of its customers must be redeemed under the terms of the customer's account agreement with the Institution. Institutions are responsible for transmitting redemption requests to the Company crediting its customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Fund -- Redemption of Class E Shares."

PROSPECTUS                              2

                            SUMMARY OF FUND EXPENSES
                                 Class E Shares

                        SHAREHOLDER TRANSACTION EXPENSES

                                                             TREASURY MONEY
                                                           MARKET MUTUAL FUND
Maximum Sales Charge on Purchases (as a percentage of
  offering price)........................................         None
Maximum Sales Charge on Reinvested Distributions.........         None
Maximum Sales Charge on Redemptions......................         None
Exchange Fees............................................         None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                             TREASURY MONEY
                                                           MARKET MUTUAL FUND
Management Fee (after waivers or reimbursements)(1)......        0.12%
Rule 12b-1 Fee...........................................        0.25%
Other Expenses (after waivers or reimbursements)(2)......        0.28%
                                                                   ---
TOTAL FUND OPERATING EXPENSES (after waivers or
  reimbursements)(3).....................................        0.65%

------------------------------
(1) Management Fee (before waivers or reimbursements) would be 0.25%.

(2) Other Expenses (before waivers or reimbursements) would be 0.43%.


(3) Total Fund Operating Expenses (before waivers or reimbursements) would be 0.93%.

Note: The table does not reflect any charges that may be imposed by Wells Fargo
      Bank or another Institution directly on certain customer accounts in connection with an investment in the Fund.

                                        3                             PROSPECTUS

EXAMPLE OF EXPENSES

                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                              ------   -------   -------   --------
An investor would pay the following
expenses on a $1,000 investment in the
Fund's Class E shares, assuming (A) a 5%
annual return and (B) redemption at the
end of each time period indicated:              $7      $ 21       $36       $81

                             EXPLANATION OF TABLES

  The purpose of the foregoing tables is to help a shareholder understand the various costs and expenses that an investor in the Fund will pay directly or indirectly.

  SHAREHOLDER TRANSACTION EXPENSES are charges incurred when a shareholder buys or sells Fund shares. Class E shares are sold with no shareholder transaction expenses imposed by the Company. However, the Company reserves the right to impose a charge for wiring redemption proceeds.


  ANNUAL FUND OPERATING EXPENSES are based on applicable contract amounts, except as otherwise indicated. The amount shown under "Management Fee" reflects the amount incurred by the Fund during the prior fiscal year restated to reflect voluntary fee waivers and expense reimbursements expected to reduce expenses during the current year. The amount shown under "Other Expenses" reflects estimated amounts expected to be in effect during the current year. Any waivers or reimbursements will reduce the Fund's total expenses. There can be no assurance that waivers or reimbursements will continue. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see "Investing in the Fund -- How to Buy Shares" and "Management and Servicing Fees."


  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above table and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or less than those shown.


  The Fund offers certain classes of shares not described herein. The expenses and corresponding returns of these other classes may differ from the expenses and returns of the shares described herein. Information regarding these and any other investment options in the Fund may be obtained by calling Stephens at 1-800-643-9691. Additional information regarding the Fund's expenses is included under "The Fund and Management" and "Management and Servicing Fees," and in the SAI under "Management," "Distributions Plan" and "Servicing Plan."


PROSPECTUS                              4

                               HOW THE FUND WORKS

INVESTMENT OBJECTIVE AND POLICIES

  Set forth below is a description of the investment objective and related policies of the Fund. The Fund seeks to maintain a net asset value of $1.00 per share. Its assets consist only of obligations with remaining maturities (as defined by the SEC) of 397 days (13 months) or less at the date of acquisition, and the dollar-weighted average maturity of the Fund's investments is 90 days or less. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will be able to maintain a net asset value of $1.00 per share. A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix - Additional Investment Policies" and the SAI.

  The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to invest only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations.

  The Fund's investment objective and fundamental policy may not be changed without the vote of a majority of the outstanding shares of the Fund.

  All securities acquired by the Fund will be U.S. Government obligations (see below) or "First Tier Eligible Securities" as defined under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). First Tier Eligible Securities generally consist of instruments that are either rated at the time of purchase in the highest rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or issued by issuers with such ratings. The Appendix to the SAI includes a description of the applicable ratings. Unrated instruments purchased by the Fund will be of comparable quality as determined by the adviser pursuant to guidelines approved by the Board of Directors.

  U.S. Treasury and U.S. Government Obligations. The Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations. These obligations may also include U.S. Treasury STRIPS (U.S. Treasury securities that have been separated into their component parts of principal and interest payments and recorded as such in the Federal Reserve book-entry record keeping system). U.S. Government obligations in which the Fund may invest include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a

                                        5                             PROSPECTUS
discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  The Fund may attempt to increase yields by trading to take advantage of short-term market variations which may result in high portfolio turnover, which should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

  A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

RISK FACTORS

  Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.


  The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days. In addition, the Fund purchases must present minimal credit risks and be of the highest quality (i.e., be rated in the top rating category by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated


PROSPECTUS                              6
securities by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Company's Board of Directors).

  The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

  The Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of Wells Fargo Bank, the Fund's investment adviser, prohibit the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

  - capped floaters (on which interest is not paid when market rates move above a certain level);

  - leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

  - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  - dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  - inverse floaters (which reset in the opposite direction of their index).

  Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may invest only in floating-rate securities that bear interest at a rate that resets quarterly or more frequently and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

  The Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the

                                        7                             PROSPECTUS

United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

  Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE

  Fund performance may be advertised from time to time in terms of current yield, effective yield or average annual total return. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of the Fund.

  Yield refers to the income generated by an investment in a class of the Fund's shares over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned by a class of the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

  Average annual total return of Class E shares is based on the overall dollar or percentage change of an investment in such shares and assumes the investment is at NAV and all dividends and any capital-gain distributions attributable to a class are also reinvested at NAV in shares of the class.

  In addition to presenting these standardized performance calculations, at times, the Fund may also present non-standard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Fund, the performance figures on one class of shares can be expected, at any given time, to vary from the performance figures for other classes of the Fund.

  Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-260-5969 or by writing the Company at the address shown on the inside front cover of the Prospectus.

PROSPECTUS                              8

                            THE FUND AND MANAGEMENT

THE FUND

  The Fund is a part of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV. The Treasury Money Market Mutual Fund offers four classes of shares: Class A, Service Class, Institutional Class and Class E. Each class of shares represents an equal proportionate interest in a Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of a Fund's operating expenses except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or a class of shares, please call Stagecoach Shareholder Services at 1-800-260-5969 or write the Company at the address shown on the inside front cover of the Prospectus.

  The Company's Board of Directors supervises the Fund's activities and monitors its contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. See "Management" in the SAI for more information on the Company's Directors and Officers. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.

MANAGEMENT

  Wells Fargo Bank serves as the Fund's investment adviser, administrator, custodian, transfer agent and dividend disbursing agent (the "Transfer Agent"). In addition, Wells Fargo Bank serves as a shareholder servicing agent and selling agent of the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996 Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to other separately managed funds (or the master portfolio in which a

                                        9                             PROSPECTUS
fund may invest) of the Company, and as investment adviser or sub-adviser to separately managed funds of five other registered, open-end, management investment companies. Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.


  Subsequent to its acquisition by Wells Fargo & Company on April 1, 1996, Wells Fargo Investment Management, Inc. ("WFIM") (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the Fund. WFIM, a wholly-owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94105. Prior to March 18, 1994, the Fund's investment adviser was San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation.


                         ------------------------------

  Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                             INVESTING IN THE FUND


  Class E shares may be purchased on any day the Fund is open for business (a "Business Day"). The Fund is open Monday through Friday and is closed on weekends and federal bank holidays. On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund will close early. On these days, the NAV calculation time and the purchase and redemption cut-off times discussed below may be earlier than 12:00 Noon (Pacific time).


  The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

PROSPECTUS                             10

SHARE VALUE

  The value of a share of each class is its NAV. Wells Fargo Bank calculates the NAV of each class of the Fund as of 12:00 Noon and 1:00 p.m. (Pacific time) on each Business Day. The NAV per share of each class of shares of the Fund is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of outstanding shares of that class. All expenses are accrued daily and taken into account for the purpose of determining the NAV. As noted above, the Fund seeks to maintain a constant $1.00 NAV share price, although there is no assurance that it will be able to do so.

  The Fund's NAV is calculated on the basis of the amortized-cost method. This valuation method is based on the receipt of a steady rate of payment on portfolio instruments from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

PURCHASE OF CLASS E SHARES

  Class E shares of the Fund are sold at NAV (without a sales charge) on a continuous basis primarily to certain customers ("Customers") of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions (previously defined as Institutions). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share purchases and redemptions are sent by the Funds to the Institution involved. Investors are not subject to minimum initial or subsequent purchase amount requirements.

  Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Class E shares. Customers' beneficial ownership of Institutional Class shares is reflected in the account statements provided by Institutions to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund is governed by the Customers' account agreements with an Institution. Investors wishing to purchase Class E shares of the Fund should contact their account representatives.

  Class E shares of the Fund are sold at the NAV per share next determined after a purchase order has become effective. Purchase orders placed by an Institution must be received by the Company by 12:00 Noon (Pacific time) on any Business Day. Payment for such shares may be made by Institutions in federal funds or other funds immediately available to the custodian no later than 1:00 p.m. (Pacific time) on that Business Day.

                                       11                             PROSPECTUS

  Institutions are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to the Fund or its shareholders.

  Institutions may charge certain account fees depending on the type of account the investor has established with the Institution. In addition, an Institution may receive fees from the Fund with respect to the investments of its Customers as described under "Management and Servicing Fees." Payment for Class E shares of the Fund may, in the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

  The Company reserves the right to reject any purchase order or to suspend sales at any time. Payment for orders that are not received will be returned after prompt inquiry. The issuance of Class E shares is recorded on the Company's books, and share certificates are not issued.

WIRE INSTRUCTIONS DIRECT PURCHASES BY INSTITUTIONS

1.  Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds to:

   Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587
   Attention: Stagecoach Funds (Treasury Money Market Mutual Fund, Class E
    shares)
   Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

3. A completed Account Application should be sent by telefacsimile, with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

   Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-781-4082

4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

PROSPECTUS                             12

STATEMENTS AND REPORTS

  Institutions (or their nominees) typically send investors a confirmation or statement of the account after every month in which there has been a transaction that affects their share balance or the Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, shareholders receive financial statements.

REDEMPTION OF CLASS E SHARES

  Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Class E shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Class E shares of the Fund normally are wired to the redeeming Institution the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Fund or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or
(b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of the Fund.


  With respect to shareholders who do not have a relationship with an Institution, shares of the Fund may be redeemed by writing or calling the Fund directly at the address or phone number shown on the inside front cover of the Prospectus. When Class E shares are redeemed directly from the Fund, the Company ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Company may take up to seven days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing, or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.


  To be accepted by the Fund, a letter requesting redemption must include: (i) the Fund's name and account registration from which the Class E shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member,

                                       13                             PROSPECTUS
a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.


  All redemptions of Class E shares of the Fund are made in cash, except that the commitment to redeem Class E shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, the recipient would incur brokerage charges.


REDEMPTIONS BY TELEPHONE

  Telephone exchange or redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the shareholder of record and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS

  Dividends from net investment income of the Fund are declared daily payable to Class E shareholders of record as of 12:00 p.m. (Pacific time). Class E shareholders begin earning dividends on the Business Day the investment is effected and continue to earn dividends through the day before the date that the shares are redeemed. Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. The Fund declares and distributes any capital gains at least annually. Expenses, such as state securities registration fees and transfer agent fees, that

PROSPECTUS                             14
are attributable to a particular class may affect the relative dividends and/or capital-gain distributions of a class of shares.

  Dividends declared in a month generally are distributed on the last Business Day of the each month. Dividends and any capital-gain distributions are automatically invested in additional whole and fractional shares unless the shareholder has elected to receive distributions in cash.

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER


  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, Wells Fargo Bank is entitled to receive monthly investment advisory fees at the annual rate of 0.25% of the average daily net assets of each Fund. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on the Fund's performance. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of entities with which Wells Fargo Bank has a lending relationship. For the fiscal year ended September 30, 1996, the Treasury Money Market Mutual Fund paid an advisory fee at the annual rate of 0.13% of its average daily net assets. For periods prior to September 6, 1996, this amount includes an advisory fee paid by the Fund to Wells Fargo Investment Management, Inc.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank also serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement with Wells Fargo Bank, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

INSTITUTIONS AND SHAREHOLDER SERVICING AGENTS

  The Fund has entered into a Shareholder Servicing Agreement on behalf of Class E shares with Wells Fargo Bank and may enter into similar agreements with other

                                       15                             PROSPECTUS

Institutions ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison services with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholders orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; exchanges and redemptions; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Class E shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").

  A Shareholder Servicing Agent may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR


  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator provide the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.



  Stephens previously provided substantially the same services as sole administrator to the Fund. For the year ended September 30, 1996, the Treasury Money Market Mutual Fund paid administrative fees at the annual rate of 0.09% of the Fund's average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to The Dreyfus Corporation by the Fund.


PROSPECTUS                             16

SPONSOR AND DISTRIBUTOR


  Stephens is the Company's sponsor and co-administrator and distributes the Fund's shares. Stephens is a full service broker-dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.


  Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company under which Stephens acts as agent for the Fund for the sale of its shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Fund to their respective customers.


  The Company also has adopted a Distribution Plan under Rule 12b-1 (the "Plan"). Under the Plan, for the Class E shares of the Treasury Money Market Mutual Fund, the Company may compensate underwriters, including Stephens, and defray all or part of the actual cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class E shareholders by paying on an annual basis up to 0.25% of the average daily net assets attributable to its shares. Distribution related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders that have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; costs of printing prospectuses and other materials to be given or sent to prospective investors; and other similar services as the Directors determine to be reasonably calculated to result in the sale of shares of each Fund. In addition, the Plan contemplates that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution related services, such payments are approved and payable pursuant to the Plan.


  Under the Distribution Agreement, Stephens may enter into Selling Agreements with Selling Agents that wish to make available shares of the Fund to their respective customers. On behalf of the Class E shares, the Fund may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities are allocated between the Fund and the other funds of the

                                       17                             PROSPECTUS

Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.


  Stephens has established a non-cash compensation program, pursuant to which broker-dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise, or the cash value of a non-cash compensation item.


  Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES


  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses, and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of the Company expenses such as fees and expenses of its independent auditors and legal counsel; compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


PROSPECTUS                             18

                                     TAXES

  Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.


  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Taxes -- Foreign Shareholders" in your SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Taxes -- Backup Withholding" in your SAI.


  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in your SAI.

                                       19                             PROSPECTUS

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  The Treasury Money Market Mutual Fund may invest in the following:

  (i) obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations (see below);

  (ii) certain repurchase agreements ("repurchase agreements") (discussed below);

  (iii) certain floating- and variable-rate instruments ("variable-rate instruments);

  (iv) securities purchased on a "when-issued" basis and securities purchased or sold on a "forward-commitment" basis or "delayed-settlement" basis" (discussed below);

  (v)  certain securities issued by other investment companies.

 U.S. Government Obligations

  The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Repurchase Agreements

  The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time

                                      A- 1                            PROSPECTUS
and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.

  Floating- and Variable-Rate Instruments

  The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk. See "Additional Permitted Investment Activities" in the SAI for additional information.

  Forward-Commitments, When-Issued Purchases and Delayed-Delivery Transactions

  The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward-commitment" basis. The Fund may also purchase or sell securities on a "delayed-settlement" basis. When-issued and forward-commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market that will occur sometime in the future. When-issued, forward-commitment and delayed-settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.

  Other Investment Companies

  The Fund may invest up to 10% of its assets in shares of other open-end investment companies that invest exclusively in the high-quality, short-term money market

PROSPECTUS                            A-2
instruments in which the Fund may invest. The Fund may only invest in shares of other investment companies that are structured to seek an investment objective that is similar to the Fund's investment objective. The investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to a Fund; however, the Funds' adviser has undertaken to waive its advisory fees with respect to that portion of the Fund's assets so invested. The Fund may invest in shares of other open-end investment companies up to the limits prescribed by the 1940 Act.

  Illiquid Securities

  The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

INVESTMENT POLICIES AND RESTRICTIONS

  The Fund's investment objective, as set forth under "How the Fund Works -- Investment Objective and Policies", is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that the Fund's investment objective could best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

  Fundamental Investment Policies

  As matters of fundamental policy, the Fund may: (i) borrow from banks up to 20% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists); and (ii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, U.S. Government obligations.

  These investment restrictions are applied at the time investment securities are purchased. As a matter of nonfundamental policy, the Fund may make loans of portfolio securities or other assets, although the Fund does not intend to do so during the current fiscal year.

                                      A-3                             PROSPECTUS

  Non-Fundamental Investment Policies

  As a matter of nonfundamental policy, the Fund may not: (i) purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer, except that the Fund may invest up to 25% of its assets in the highest-rated obligations of any one issuer for a period of up to three business days, or if the Fund would own more than 10% of the outstanding voting securities of such issuer; and (ii) invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale or that have maturities of more than seven days. With respect to item (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer. For purposes of item (ii), repurchase agreements that do not provide for payment to the Fund within seven days after notice are subject to this 10% limit, unless the Company's Board of Directors or the Fund's investment adviser, pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists.

  Illiquid securities shall not include (a) securities eligible for resale pursuant to Rule 144A Securities Act of 1933 (the "1933 Act") Act that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and (b) commercial paper sold under Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

PROSPECTUS                            A-4

[STAGECOACH FUNDS LOGO]

P.O. Box 7066
San Francisco, CA 94120-7066

 STAGECOACH MONEY MARKET MUTUAL FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT deposits or obligations of Wells Fargo Bank
  - are NOT guaranteed by Wells Fargo Bank
  - involve investment risk, including possible loss of
    principal                                                          [NOT FDIC
  - seek to maintain a stable net asset value of $1.00 per           INSURED LOGO]
    share, however, there can be no assurance that either
    fund will meet this goal. Yields and returns will vary
    with market conditions.

[RECYCLED LOGO]

Printed on Recycled Paper                                          SC0219 (3/97)

                           STAGECOACH FUNDS(R), INC.

                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                              Dated March 24, 1997

                       TREASURY MONEY MARKET MUTUAL FUND

                                     CLASS E

                      -----------------------------------

      Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains additional information about one class of shares, the Class E shares, offered in the TREASURY MONEY MARKET MUTUAL FUND (the "Fund") of the Stagecoach Family of Funds. The investment objective of the Fund is described in the prospectus under "How the Fund Works -- Investment Objective and Policies."

      This SAI is not a prospectus and should be read in conjunction with the Fund's prospectus dated March 24, 1997. All terms used in this SAI that are defined in the Fund's prospectus have the meanings assigned in the Fund's prospectus. A copy of the prospectus for the Fund may be obtained without charge by writing Stephens Inc., the Company's sponsor, administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Company's Transfer Agent at the telephone number indicated above.


                       ----------------------------------

                               TABLE OF CONTENTS

                                                                            Page

General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

Additional Permitted Investment Activities  . . . . . . . . . . . . . . . . .  4

Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

Servicing Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . 17

Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . 21

Additional Purchase and Redemption Information  . . . . . . . . . . . . . . . 23

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

                                    GENERAL

         Stagecoach Funds, Inc. (the "Company" and, at times, "Stagecoach") is an open-end management investment company offering shares in separately managed investment portfolios. Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government in accordance with fundamental policies that were then effective for the Fund. The Fund operated as a portfolio of Pacific American Fund through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund.

         On April 25, 1996, the Agreement and Plan of Reorganization of Pacifica with Stagecoach and the creation of the Fund as a new fund of Stagecoach were approved by the Company's Board of Directors. On May 17, 1996, the Agreement and Plan of Reorganization of Pacifica with the Company was approved by Pacifica's Board of Trustees. The reorganization of Pacifica with Stagecoach became effective on September 6, 1996 (the "Reorganization").


                            INVESTMENT RESTRICTIONS

         The Fund is subject to the investment limitations enumerated below which may be changed with respect to the Fund only by a vote of a majority of the holders of the Fund's outstanding shares (see "Capital Stock" below).


         The Treasury Money Market Mutual Fund may not:

         1. Purchase common stocks or voting securities (including state, municipal or industrial revenue bonds), except for securities of other investment companies.

         2. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, the Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets.

         3. Mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of the Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this investment restriction.

         4. Purchase securities on margin, except for delayed delivery or when- issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or maintain a short position.

         5.  Write put or call options.

         6. Underwrite the securities of other issuers, except as the Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

         7. Invest in companies for the purpose of exercising control.

         8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements.

         9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act.

         10. Lend its portfolio securities in excess of one-third of the value of its total assets.

         As a non-fundamental policy (which may be changed without shareholder vote), any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors, and the Fund will maintain collateral of the borrower equal at all times to at least the current market value of the securities loaned.

         11. Purchase the securities of any one issuer, other than Treasury obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested in any securities without regard to this 5% limitation.

         12. Purchase any securities that cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to (a) instruments that are issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; and (b) repurchase agreements secured by the instruments described in (a).

         13.  Purchase or sell real estate.

         14. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.

         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and the Fund will not at any time hold more than 15% of its net assets in illiquid securities. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

         In addition, in accordance with current SEC regulations, the Fund intends, as a non-fundamental policy, to limit its respective investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their respective total assets at the time of purchase, except for 25% of the value of their respective total assets which may be invested in any one issuer for a period of up to three business days.

         The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that such a commitment is no longer in the best interests of the Fund and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

         Pursuant to state securities regulations, the Treasury Money Market Mutual Fund has undertaken the following non-fundamental investment limitation: the Fund will not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets (included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges) except that warrants acquired by the Fund at any time in units or attached to securities are not subject to this limitation. Investors should note, however, that the Treasury Money Market Mutual Fund currently does not intend to purchase any warrants whatsoever, or to acquire any put option that may be sold, transferred or assigned separately from the underlying security.

         For purposes of determining industry classifications of issuers, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry). In accordance with the current views of the staff of the SEC and as a matter of nonfundamental policy that may be changed without a vote of shareholders, the Fund will treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

         The prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies.

         U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations with remaining maturities of up to 397 days. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Fund include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage corporation, Federal Intermediate Credit Banks and Maritime Administration.

         Repurchase Agreements. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price which involve the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Fund may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement.
In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months.

         Investment Company Securities. The Fund may invest in securities issued by other open-end management investment companies which principally invest in securities of the type in which the Fund invests. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

         Floating- and Variable-Rate Obligations. The Fund may purchase floating- and variable-rate obligations as described in the prospectus. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

         Loans of Portfolio Securities. In accordance with the policies described in the prospectus, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of a particular Fund. The Fund does not currently intend to lend its portfolio securities.

         The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.

         Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

         Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Fund's custodian bank. Purchasing securities on a forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's total net assets and its net asset value per share. In addition, because the Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         Nationally Recognized Statistical Rating Organizations. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

         The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), that the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.


                                   MANAGEMENT

         The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                 Principal Occupations
Name, Age and Address            Position        During Past 5 Years
---------------------            --------        ---------------------
Jack S. Euphrat, 74              Director        Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45              Director,       Senior Vice President
                                 Chairman and    of Stephens; Manager
                                 President       of Financial Services
                                                 Group; President of
                                                 Stephens
                                                 Insurance Services
                                                 Inc.; Senior Vice
                                                 President of Stephens
                                                 Sports Management
                                                 Inc.; and President of
                                                 Investor Brokerage
                                                 Insurance Inc.

Thomas S. Goho, 54               Director        T.B. Rose Faculty
321 Beechcliff Court                             Fellow-Business,
Winston-Salem, NC  27104                         Wake Forest University
                                                 Calloway School, of  Business
                                                 and Accountancy; Associate
                                                 Professor of Finance of the
                                                 School of Business and
                                                 Accounting at Wake Forest
                                                 University since 1983.



Joseph N. Hankin, 55             Director        President, Westchester
75 Grasslands Road                               Community College since
Valhalla, N.Y. 10595                             1971; President of Hartford
(appointed as of                                 Junior College from 1967 to
September 6, 1996)                               1971; Adjunct Professor of
                                                 Columbia University Teachers
                                                 College since 1976.

*W. Rodney Hughes, 70            Director        Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78              Director        Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52             Director        Private Investor; Real Estate
10 Legare Street                                 Developer; Chairman
Charleston, SC 29401                             of Renaissance Properties Ltd.;
                                                 President of Morse Investment
                                                 Corporation; and Co- Managing
                                                 Partner of Main Street
                                                 Ventures.

Richard H. Blank, Jr., 40        Chief           Associate of
                                 Operating       Financial Services
                                 Officer,        Group of Stephens;
                                 Secretary and   Director of Stephens
                                 Treasurer       Sports Management
                                                 Inc.; and Director of
                                                 Capo Inc.

                               COMPENSATION TABLE

                                         Period Ended                           Period Ended
                                         ------------                           -------------
                                       December 31, 1995                      September 30, 1996
                                      ------------------                      ------------------
                                Aggregate      Total Compensation       Aggregate      Total Compensation
                               Compensation      from Registrant      Compensation       from Registrant
     Name and Position       from Registrant    and Fund Complex     from Registrant    and Fund Complex
     -----------------       ---------------   -----------------     ---------------   -----------------
      Jack S. Euphrat            $10,188             $39,750             $9,750              $29,250
         Director

      *R. Greg Feltus             $-0-                $-0-                $-0-                $-0-
         Director

       Thomas S. Goho            $10,188             $39,750             $9,750              $29,250
         Director

      Joseph N. Hankin             N/A                 N/A                $-0-                $-0-
          Director

       *Zoe Ann Hines             $-0-                $-0-                $-0-                $-0-
         Director
      (resigned as of
     September 6, 1996)

     *W. Rodney Hughes            $9,438             $37,000             $8,250              $24,750
          Director

      Robert M. Joses             $9,938             $39,000             $9,750              $29,250
          Director

      *J. Tucker Morse            $8,313             $33,250             $8,250              $24,750
          Director

         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within the Fund Complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

         As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.



         INVESTMENT ADVISER. The Fund is advised by Wells Fargo Bank pursuant to an advisory contract for the Fund under which Wells Fargo Bank has agreed to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. On behalf of the Fund, the Company's Board of Directors approved the advisory contract with Wells Fargo Bank on April 25, 1996, for an initial two-year period. Pursuant to the advisory contract, Wells Fargo Bank also has agreed to furnish to the Board of Directors periodic reports on the investment strategy and performance of the Fund.

         Wells Fargo Bank has agreed to provide to the Fund, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and average maturities of the Fund. As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of the average daily value of the Fund's net assets during the preceding month.

         The advisory contract continues in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or (ii) by the Company's Board of Directors and by a majority of the Directors of the Company who are not parties to the advisory contract or "interested persons" (as defined in the 1940 Act) of any such party. The advisory contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

         Prior to the Reorganization on September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the predecessor Pacifica portfolio. As of the date of the Reorganization, Wells Fargo Bank became the adviser to the Fund. For the fiscal year ended September 30, 1996 the Fund paid the advisory fees indicated below and the indicated amounts were waived. These amounts include advisory fees paid by the predecessor portfolios to FICM/WFIM prior to September 6, 1996.

                            Investment Advisory Fees
                      Fiscal Year Ended September 30, 1996
                      ------------------------------------

                     Fees Paid                    Fees Waived
                     ---------                    -----------
                     $2,442,922                    $2,073,426

         During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal years ended March 31, 1994 and March 31, 1993, the advisory fees paid to the adviser by the predecessor portfolio of the Treasury Money Market Mutual Fund were as follows:

                         Investment Advisory Fees Paid*
                         ------------------------------

            Year Ended               Period Ended             Year Ended
          Sept. 30, 1995            Sept. 30, 1994           May 31, 1994
          --------------            --------------           ------------
            $1,160,424                 $454,029                $900,919

         *These amounts reflect voluntary fee waivers and expense reimbursements by the adviser. Prior to October 1, 1994, all of these fees were, in turn, paid by the adviser to its affiliates which served as sub-investment advisors during the periods indicated.


         ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. The Administration Agreement between Wells Fargo Bank and the Fund, and the Co-Administration Agreements among Wells Fargo, Stephens and the Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Funds together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02% respectively, of the average daily net assets of the Fund.

         From April 15, 1996 to September 6, 1996, the administrator of the Pacifica predecessor portfolio (Furman Selz LLC) provided management and administrative services necessary for the operation of the Fund, pursuant to an Administrative Services Contract. For these services, the former administrator was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessors of the Fund. The Treasury Money Market Mutual Fund was administered prior to April 15, 1996 by the Dreyfus Corporation at the annual rate of 0.10% of the Fund's average daily net assets. The net amount paid (after waivers) for administrative services by the Fund to Stephens who, as sole administrator to the Fund for the period begun September 6, 1996 and ended September 30, 1996, was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets was $1,745,759. This amount also reflects the net administration fees paid to the respective former administrator of the predecessor portfolio during the period begun October 1, 1995 and ended September 5, 1996.

         During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994 the administration fees paid to the Dreyfus Corporation by the Treasury Money Market Mutual Fund were as follows:

                            Administration Fees Paid

            Year Ended        Period Ended             Year Ended
          Sept. 30, 1995     Sept. 30, 1994           Mar. 31, 1994
          --------------     --------------           -------------
             $921,886           $347,499                 $690,137


         The Advisory Contract, Administration and Co-Administration Agreements for the Fund provide that if, in any fiscal year, the total expenses of the Fund incurred by, or allocated to, the Fund (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under the Plan but including the fees provided for in the Advisory Contract, Administration and Co-Administration Agreements) exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations of the states in which the Fund's shares are registered for sale, Wells Fargo Bank and Stephens shall waive their fees proportionately under the Advisory Contract, Administration and Co-Administration Agreements, respectively, for the fiscal year to the extent of the excess or reimburse the excess, but only to the extent of their respective fees. The Advisory Contract, Administration and Co-Administration Agreements further provide that the Fund's total expenses shall be reviewed monthly so that, to the extent the annualized expenses for such month exceed the most restrictive applicable annual expense limitation, the monthly fees under the contract and the agreement shall be reduced as necessary. The most stringent applicable restriction limits these expenses for any fiscal year to 2.50% of the first $30 million of the Fund's average net assets, 2.00% of the next $70 million of average net assets, and 1.50% of the average net assets in excess of $100 million.

         SPONSOR AND DISTRIBUTOR. As discussed in each Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as each Fund's sponsor and distributor.


         SHAREHOLDER SERVICING AGENT. As discussed in the Fund's prospectus under the heading "Shareholder Servicing Agent," the Fund approved a Servicing Plan and has entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. For providing these services, a Servicing Agent is entitled to a fee from the Fund, not to exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related shareholder servicing agreements were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. (NASD).





         CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.   Wells Fargo
Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Fund, pursuant to a Custody Agreement and an Agency Agreement with the Company on behalf of the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

         For its services as transfer and dividend disbursing agent for the Class E shares of the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of the Fund. Furman Selz acted as transfer agent for the predecessor portfolio. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

         FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as custodian of the predecessor portfolio of Pacifica, but played no role in making decisions as to the purchase or sale of portfolio securities for the predecessor portfolio. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Fund; 0.0175% of the next $5 billion in aggregate average daily net assets of the Fund; and 0.015% of the aggregate average daily net assets of the Fund in excess of $10 billion.

         For the fiscal year ended September 30, 1996, the Fund paid custody fees (after waivers and reimbursements) of $252,183. For the period prior to September 6, 1996, this amount includes fees paid by the Fund to FICAL.

         UNDERWRITING COMMISSIONS. The Fund does not charge any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of its Class E shares, and therefore pays no underwriting commissions to the Distributor.


                               DISTRIBUTION PLAN

         Stephens Inc. (the "Distributor"), at 111 Center Street, Little Rock, Arkansas 72201, serves as sponsor, administrator and distributor for the Treasury Money Market Mutual Fund (the "Fund"). The following information supplements and should be read in conjunction with the Prospectus for this Fund's Class E shares under "Distribution Plan." As indicated in the Fund's Prospectus, the Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its Class E shares. The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors").

         Under the Plan and pursuant to the Distribution Agreement, the Fund may pay the Distributor as compensation for distribution-related activities and services provided and related expenses incurred, a monthly fee at an annual rate up to 0.25% of the average daily net assets of the Fund attributable to the Class E shares.

         The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

         Pursuant to Rule 12b-1, a distribution plan must be initially approved (and reapproved annually thereafter) by the Board of Directors, including a majority of the Non-Interested

Directors of the Company. Agreements related to the Plans also must be approved by such vote of the Directors and Non-Interested Directors. Selling agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Class E shares of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Class E shares of the Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

         The Plan requires the Company to provide to the Directors, and the Directors to review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Rule also requires that the selection and nomination of the Non-Interested Directors of the Company be made by such non-interested directors.

         Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund's Class E shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the customers that the Class E shares of the Fund are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.


                                 SERVICING PLAN

         As indicated in the Fund's prospectus, the Company's Board of Directors, on behalf of the Fund, adopted a Servicing Plan ("Servicing Plan") and related Forms of Shareholder Servicing Agreements on January 16, 1997, with respect to the Class E shares. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

         Under the Servicing Plan and pursuant to the shareholder servicing agreements for the Class E shares, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund's Class E shares attributable to the servicing agent's customers. The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.

         The Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

         Each Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

                            PERFORMANCE CALCULATIONS

         The following information supplements and should be read in conjunction with the sections in each prospectus entitled "Determination of Net Asset Value" and "Performance Data."

         TOTAL RETURN: The Fund may advertise certain total return information for each Class of shares computed in the manner described in the prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in each prospectus, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

         CUMULATIVE TOTAL RETURN: The Fund may advertise cumulative total return for each Class. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

         YIELD CALCULATIONS: The Fund may, from time to time, include its yield, tax-equivalent yield (if applicable) and average annual total returns in advertisements or reports to shareholders or prospective investors.

         EFFECTIVE YIELD: Current yield for each Class of the Fund is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return +1)365/7]-1.

         Quotations of yield and total return reflect only the performance of a hypothetical investment in the Fund or class of shares during a particular time period shown. Yield and total return vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its yields or total return to current or prospective shareholders, such figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         From time to time and only to the extent the comparison is appropriate for the Fund or its Class E shares, the Company may quote performance or price-earning ratios in advertising and other types of literature as compared with the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S.

League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

         The performance of the Fund or its Class E shares also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Class E shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund's Class E shares; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or its Class E shares or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund or its Class E shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund or its Class E shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or the Class E shares or current or potential value with respect to the particular industry or sector.

         The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

         The Company also may disclose in sales literature, the distribution rate on the Class E shares of the Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         The Company also may disclose, in advertising statements and other types of literature, information and statements that the Company's investment adviser, Wells Fargo Bank, is listed in Nelson Publications' ("Nelson's") "Top 20" performance rankings as published in the 1994 edition of "America's Best Money Managers." The Nelson survey ranks the performance of money managers in over 30 asset/style categories and is based on analysis of performance composites and surveys of institutional money managers.

         The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

         The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees.

Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the prospectus section under "Investing in the Fund." Net asset value per share for the Fund is determined by the Fund's Custodian on each Business Day of the Fund (Monday through Friday excluding federal bank holidays) as of 12:00 Noon and 1:00 p.m. (Pacific time).

         The Fund's instruments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by the Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by a the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund utilizing solely market values and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The valuation of the Fund's instruments, based upon their amortized cost and the concomitant maintenance by the Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which the Fund must adhere to certain conditions. The Fund must maintain a dollar-weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (thirteen months) or less, and invest only in securities that are determined to present minimal credit risks pursuant to guidelines adopted by the Directors or the adviser under guidelines approved by the Directors. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

         The Company's Board of Directors has established valuation procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions. Such procedures include the determination, at such intervals as the Directors deem appropriate, of the extent to which the Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Directors determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION



        Class E shares of the Fund may be purchased or redeemed on any day the Fund is open for business (a "Business Day"). The Fund is closed on weekends and federal bank holidays. Currently, the Fund is closed on the following holidays: New Year's Day, Presidents' Day, Martin Luther King's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each, a "Holiday"). When any Holiday falls on a weekend, the Fund is typically closed on the weekday immediately b efore or after such Holiday.


         Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

         The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

         In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest spread or commission available.

         Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

         Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Fund is not reduced because Wells Fargo Bank receives such services.

         Brokerage Commissions. Subject to the general supervision and approval of the Board of Directors, the adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Treasury Money Market Mutual Fund. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

         No brokerage commissions have yet been paid by the Fund to an affiliated broker.

         Securities of Regular Broker/Dealers. The Fund may from time to time purchase securities issued by their regular broker/dealers. As of September 30, 1996, the Fund, on behalf of all of its share classes, owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

               Amount         Regular Broker/Dealer
         ---------------------------------------------
            $225,975,000      Goldman Sachs & Co.
            $230,000,000      HSBC Securities
            $225,000,000      JP Morgan Securities
            $230,000,000      Morgan Stanley

         Furman Selz, the administrator to the predecessor portfolio, did not report in its N-SAR for the fiscal year ended September 30, 1995, that the Fund held securities of its regular broker/dealers or of their parents that derive more than 15% of gross revenues from securities-related activities.

         Portfolio Turnover Rate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.


                                 FUND EXPENSES

         Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against the Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                                     TAXES

         In General. The following information supplements and should be read in conjunction with Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus of the Fund describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

         The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

         A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

         Federal Income Tax Rates. As of the printing of this SAI, the maximum individual marginal tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28.00%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

         Other Distributions. Although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

         Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to Fund shares which are held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of the Fund shares will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

         If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

         The amount of any gain or loss realized by the Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

         Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

         Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including redemptions in kind and proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

         Other Matters. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund and Management."


         The Fund is a member of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of 24 other funds.

         The Fund offers four classes of shares, including the Class E shares. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in the Fund represents an equal, proportionate interest in the Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

         With respect to matters that affect one class of the Fund's shares but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

         Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the prospectus, are fully paid and non-assessable by the Company.

         As of March 24, 1997, Stephens, Inc., 111 Center Street, Little Rock, Arkansas 72201 was a controlling person of the Class E shares of the Fund. It is expected that upon commencement of the public offering of the Class E shares Stephens will no longer be a controlling person and that no person will have beneficial or record ownership of 5% or more of any class of the Fund or 5% or more of the voting securities of the Fund as a whole.





         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a fund is presumed to "control" such fund. Accordingly, to the extent that a shareholder identified in the foregoing table is defined as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more that 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                               OTHER INFORMATION

         This Registration Statement, including the prospectus for the Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a prospectus or the SAI as to the contents of any contract or other document referred to herein or in the prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                            FINANCIAL INFORMATION

         The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996. The Company's Annual Reports may be obtained by calling 1-800-222-8222. The portfolio of investments, audited financial statements and independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.